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                                                                   EXHIBIT 10.5


                     EMPLOYMENT AND NONCOMPETITION AGREEMENT


         THIS EMPLOYMENT AND NONCOMPETITION AGREEMENT (this "Agreement") is entered into as of August 13, 1999 between PentaStar Communications, Inc., a Delaware corporation (the "Employer") and Jeffrey A. Veres, (the "Employee").


                                    RECITALS

         The Employer desires to employ the Employee, and the Employee desires to be employed by the Employer.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:


                                 I. DEFINITIONS

         In addition to the terms defined elsewhere in this Agreement, the following terms will have the meanings set forth below:

         1.1 "Access" means the stock and assets of DMA Ventures, Inc. (d/b/a Access Communications) acquired by Employer as of the date of the IPO;

         1.2 "Affiliate" means, with respect to any person: a) any person in which such person holds an equity or profits interest; b) any person controlling, controlled by or under common control with such person; c) any director, executive officer, partner or trustee of such person; d) any spouse or adult child of such person; or e) any trust in which a substantial portion of the beneficial interest is held by any of the foregoing persons.

         1.3 "Base Compensation" means a salary at the rate of $10,000 per month.

         1.4 "Bonus Plan" means the bonus plan to be adopted by Employer whereby Employee is entitled to receive five-percent of the earnings derived from Access, before interest, taxes and amortization expense, on an annual basis during the Employee's employment under the terms and conditions of the plan.

         1.5 "Business" means: a) the businesses conducted or planned to be conducted by the Employer or any Affiliate of the Employer, as of the date of this Agreement or conducted by the Employer or any Affiliate of the Employer at any time during the Employee's employment by the Employer; b) any portion of the business conducted by any Person whose business is acquired by the Employer or any Affiliate of the Employer, whether by acquisition of stock, assets or otherwise, at any time (i) within the one-year period prior to the closing date of such acquisition or (ii) during the Employer's employment by the Employer; and c) any other businesses related to business access to local telephone service, long distance service, Internet service and wireless service providers.


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Jeffrey A. Veres
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         1.6 "Change of Control" means: a) the Employer sells all or substantially all of its assets in a single transaction or series of related transactions to a non-Affiliate; b) the stockholders of Employer sell all or substantially all of the outstanding stock of Employer in a single transaction or series of related transactions to a non-Affiliate of Employer; or c) Employer is merged with a non-Affiliated entity and is not the survivor of such merger.

         1.7 "Commencement Date" means the date on or after the date of this Agreement on which the Employee actually commences full-time employment with the Employer. The Commencement Date shall be the date upon which the IPO occurs.

         1.8 "IPO" means the successful completion of an initial public offering of the Employer's stock.

         1.9 "Person" means any natural person, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government or governmental agency, or other entity.


                       II. EMPLOYMENT TERMS AND CONDITIONS

         2.1 Employment. The Employer agrees to employ the Employee, and the Employee agrees to serve the Employer, subject to the terms and conditions set forth in this Agreement.

         2.2 Compensation.

                  a) For the Employee's full-time performance of services, the Employee shall be paid the Base Compensation on regular monthly paydays. Unless this Agreement has been previously terminated, Base Compensation shall begin to accrue on the date of the IPO, with the first such monthly payment due on the last day of the month in which the IPO occurs in respect of that month.

                  b) Employee shall be eligible to participate in the Bonus Plan under the terms and conditions of that plan.

         2.3 Additional Benefits. The Employer shall provide to the Employee individual coverage in a group medical/health insurance plan. The Employer may provide the Employee with the opportunity to participate in any profit sharing plan that the Employer may establish under the terms of that plan.

         2.4 Expense Reimbursement. Upon submission to the Employer of documentation reasonably satisfactory to it, the Employer will reimburse the Employee for all reasonable business-related expenses and reasonable transportation, hotel, meal and other travel expenses reasonably incurred by Employee on business travel away from the Employer's principal office, all in accordance with policies of the Employer established from time to time by the Employer.

         2.5 Services. The Employee will be initially employed in the position of Regional Manager. The Employee shall have as his primary business focus the performance of services


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to Employer. The Employee shall report to and be subject to the direction of the
Employer, and will perform such additional or different duties as the Employer may designate from time to time.

         2.6 Term of Employment. The term of employment shall be for the lesser of five years from the IPO or until a Change of Control. However, this Agreement and the Employee's employment under this Agreement shall be terminable immediately, without prior notice, for Cause. The Employee's employment shall terminate on the first to occur of the Employee's termination, resignation, death or disability (meaning that the Employee has become disabled to an extent which substantially impairs the Employee's ability to perform the Employee's obligations under this Agreement, with or without reasonable accommodation). The Employee's disability due to illness or injury for an aggregate of 30 days or less during any 12-month period shall not be deemed a disability that substantially impairs the Employee's ability to perform the Employee's obligations under this Agreement. For purposes of this Agreement, "Cause" for termination exists if the Employee: a) has been convicted of, or pleads guilty or nolo contendere to, a felony; b) is grossly negligent in the exercise of the Employee's authority or the performance of the Employee's duties; c) willfully engages in any activity which is contrary to the best interest of the Employer or any of its subsidiaries; d) willfully violates or disregards instructions from the Employer; or e) fails to devote his full efforts and working time to the business of the Employer, or if the Employee or any of his Affiliates breaches any provision of Article III of this Agreement.


                      III. NONCOMPETITION; CONFIDENTIALITY

         3.1 Noncompetition.

                  a) The Employee covenants and agrees that for a period which is the greater of three years from the IPO or one year after the Employee's employment with the Employer terminates ("Noncompete Period"), neither the Employee nor any of the Employee's Affiliates will, directly or indirectly, either by providing financial assistance or through any manner of ownership, or as a director, officer, employee, consultant, principal, agent or otherwise, engage in any activity anywhere in the United States that is competitive with the Business; provided, however, that nothing is this Agreement will prohibit the Employee or the Employee's Affiliates from "beneficially owning" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) equity securities or interest of or in another corporation, partnership, joint venture, business trust or other business organization or association engaged in an activity that, if engaged in by the Employee or the Employee's Affiliates, would be prohibited by the first clause of this sentence, so long as the equity securities or interest so owned by the Employee and the Employee's Affiliates (including any such equity securities or interest owned by any "associate" of the Employee and the Employee's Affiliates within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended) do not represent, in the aggregate, more than five-percent (5%) of the profits or interest in the issuer thereof.

                  b) The Employee and the Employer intend that the covenant contained in Section 3.1a) be deemed to be a series of separate covenants made by the Employee, one for each state of the United States and similar political subdivisions of other countries. Except for the geographical coverage, the terms of each such separate covenant contained in Section 3.1a) will be deemed to be identical to the terms of the covenant contained in Section 3.1a).


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         3.2 No Competitive Hiring. During the Noncompete Period the Employee
will not, and will cause each of the Employee's Affiliates not to attempt to solicit, solicit or assist others in any attempt to solicit for employment any employee or officer of the Employer or any Affiliate of the Employer (except any employee whose employment by such Employer or Affiliate has terminated) without the Employer's prior written consent.

         3.3 Corporate Opportunities. During the Noncompete Period, the Employee will, and will cause the Employee's Affiliates to, promptly refer to the Employer any information or inquiry concerning any opportunity involving the Business.

         3.4 Confidential Information. The Employee acknowledges that information, observations and data obtained by the Employee concerning the Business or the business or affairs including customer lists and contacts of the Employer, or any of its respective Affiliates (the "Confidential Information") are confidential information, trade secrets and the property of the Employer. The Employee and the Employee's Affiliates will not disclose to any unauthorized person or use any Confidential Information without the prior written consent of the Employer for the personal gain of the Employee or any of the Employee's Affiliates; provided however, that such restriction on disclosure shall not apply if the disclosure was made by the Employee in the direct pursuit of the business interests of the Employer. Nothing herein shall prevent the disclosure of Confidential Information (i) which becomes generally known to and available for use by the public other than as a result of disclosure by any person or entity owing a duty of confidentiality to the Employer or (ii) as may be required by applicable law, regulation or order of any governmental agency or court of competent jurisdiction. Immediately upon termination of the Employee's employment with the Employer, the Employee will deliver to the Employer all memoranda, notes, plans, records, reports, and other documents and information (and all copies thereof in any form) relating to the Confidential Information, the Business or the business and affairs of the Employer, which the Employee may then possess or have under the Employee's control.

         3.5 Inventions. For purposes of this Section 3.5, "Invention" means any invention, improvement, discovery or idea useable by and of benefit to the Business (whether patentable or not, and including those which may be subject to copyright protection) generated, conceived or reduced to practice by the Employee alone or in conjunction with others, during or after normal business hours, whether before or during the term of this Agreement, and all associated rights to patents, copyrights and applications therefor. The Employee agrees promptly to disclose to the Employer all Inventions. All Inventions shall be the exclusive property of the Employer and hereby are assigned to the Employer. The Employee will, at the Employer's reasonable expense, provide the Employer with all assistance it requires to protect, perfect and use its rights to and its interest in Inventions anywhere in the world and to vest in the Employer such rights and interest.


                                IV. MISCELLANEOUS

         4.1 Specific Performance. The Employer and the Employee acknowledge and agree that any breach of the Employee's covenants set forth in Articles III hereof will result in irreparable damage to the Employer for which there will be no adequate remedy at law. Therefore, the Employer and the Employee agree that the Employer may in its sole discretion


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seek an order enjoining any breach of such covenants, without prejudice to any other right or remedy to which the Employer may be entitled at law or in equity.

         4.2 Arbitration. Any disputes arising under this Agreement, except those involving claims for specific performance or other equitable relief for any breach of Article III, shall be submitted to binding arbitration under the Rules of the American Arbitration Association. The arbitration shall be conducted only in Denver, Colorado before a single arbitrator selected by the Employee and the Employer, or, if they are unable to agree on an arbitrator, before a panel of three arbitrators, one selected by the Employee, one selected by the Employer and a third selected by the other arbitrators. The award of the arbitrators shall be final and binding and judgment on the award may be entered by any court of competent jurisdiction. THIS SUBMISSION AND AGREEMENT TO ARTIBRATE SHALL BE SPECIFICALLY ENFORCEABLE.

         4.3 Attorneys' Fees and Costs. The prevailing party or parties in any arbitration or in any other action to enforce this Agreement shall be entitled to all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

         4.4 Binding Contract. The mutual reliance by the Employer and the Employee upon the existence of this Agreement shall constitute sufficient consideration for the validity and enforceability of each of its provisions.

         4.5 Severability. The Employer and the Employee agree that the terms of this Agreement, and in particular the restrictions on the Employee set forth in
Article III, are reasonable and fair in light of the transactions contemplated hereby. Whenever possible, each provision of this Agreement will be interpreted so as to be fully effective and valid under applicable law. In the event that any provision of this Agreement shall be determined to be unenforceable in any respect as written, such provision shall be deemed to have been automatically modified to the minimum extent necessary to make it enforceable and the provision shall be enforced as so modified. If any provision contained in this Agreement is determined to be void or unenforceable in whole or in part or is so modified, it shall not be deemed to affect or impair the validity of any other provision contained in this Agreement.

         4.6 Waiver and Amendment. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Employee and by the Secretary for the Employer. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence, and no waiver shall be effective unless set forth in writing and signed by the party against whom such waiver is asserted, and if the party against who in such waiver is asserted is the Employer, no waiver shall be effective unless agreed to by the board of directors of Employer.

         4.7 Assignment. This Agreement shall inure to the benefit of and be enforceable by the Employer and its successors and assigns, including, without limitation, any limited liability company or corporation formed by the Employer or the general partners of the Employer, but shall not be assignable or delegable in whole or in part by the Employee.

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         4.8 Headings. The headings contained in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one agreement.

         4.10 Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by the parties, written or oral, which may relate to the subject matter hereof.

         4.11 CHOICE OF LAW. EXCEPT FOR THE FEDERAL ARBITRATION ACT, WHICH SHALL APPLY TO SECTION 4.2, THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF COLORADO.

         4.12 Termination. This Agreement shall terminate if the Agreement and Plan of Merger dated the date hereof, to which Employer and Employee are parties, shall terminate.

         IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first above written.

EMPLOYEE                                 PentaStar Communications, Inc.



/s/ Jeffrey A. Veres                     By: /s/ Craig J. Zoellner
--------------------                         ---------------------
Jeffrey A. Veres

                                               Craig J. Zoellner
                                               -----------------
                                                  (Print name)


                                         Its: President
                                              ---------